Archer Announces Expiration of Hart-Scott-Rodino Waiting Period for its Acquisition of Boeing’s Wisk Aero, Insitu and SkyGrid Subsidiaries  SILICON VALLEY, CA, September 24, 2026 -- Archer Aviation Inc. (NYSE: ACHR) today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), with respect to the previously announced agreements pursuant to which Archer will acquire Boeing’s Wisk Aero, SkyGrid and Insitu subsidiaries. The expiration of the HSR Act waiting period occurred at 11:59 p.m. EDT on September 18, 2026. The expiration of the HSR Act waiting period satisfies a key condition to closing the transaction. Completion of the transaction remains subject to the satisfaction or waiver of other customary closing conditions, including receipt of certain other regulatory approvals, which are underway. The transaction is expected to close by the end of 2026. The transaction is set to create an end-to-end physical AI platform for aerospace and defense, combining Wisk, Insitu and SkyGrid’s pioneering autonomy, electric vertical take off and landing (eVTOL) aircraft, unmanned aircraft systems (UAS) and airspace intelligence technologies with Archer’s product suite and leading purpose-built AI foundation model, ZEE. About Archer

Archer builds the aircraft and core technologies that will define the next era of flight for aerospace and defense. Archer Media Relations Contact: Archer@TheBrandAmp.com Source: Archer Aviation Archer’s Forward-Looking Statements and Disclaimers This press release contains forward-looking statements regarding Archer's future business plans, expectations, and opportunities, including statements regarding the expected timing and structure of the transaction; the ability of the parties to complete the transaction; the expected benefits of the transaction, including future financial and operating results and strategic benefits; and plans, objectives, and anticipated benefits of acquisitions, strategic investments, partnerships, and collaborations with third parties. Forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. These forward-looking statements are based on Archer's current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from Archer's current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (i) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or may require conditions, limitations or restrictions in connection with such approvals; (ii) the risk that the transaction may not be completed on the terms or in the time frame expected by Archer, or at all; (iii) unexpected costs, charges or expenses resulting from the transaction; (iv) uncertainty of the expected financial performance of Archer following completion of the transaction; (v) failure to realize the anticipated benefits of the transaction, including as a result of delay in completing the transaction or integrating the businesses, on the expected timeframe or at all; (vi) the occurrence of any event that could give rise to termination of the transaction; (vii) the risk that stockholder litigation in connection with the transaction or other litigation, settlements or investigations may affect the timing or occurrence of the transaction or result in significant costs of defense, indemnification and liability; (viii) risks related to the disruption of management time from ongoing business operations due to the pendency of the transaction, or other effects of the pendency of the transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers or other counterparties; and (ix) other risk factors detailed from time to time in Archer's reports filed with the Securities and Exchange Commission (the "SEC"), including documents that will be filed with the SEC in connection with the transaction. Any forward-looking statements contained herein are based on assumptions that Archer believes to be reasonable as of the date of this press release. Archer undertakes no obligation to update these statements as a result of new information or future events.